Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of December 15, 2025 (the “Agreement”), by and among Finance of America Companies Inc., a Delaware corporation (together, with any successors thereto, the “Company”) and the persons listed on the signature pages hereto. The parties signatory hereto other than the Company and any other party that may become a party hereto pursuant to Section 10(c) are referred to collectively as the “Holders” and individually each as a “Holder”.

RECITALS

WHEREAS, the Company and the Investor are parties to the Investment Agreement, dated as of December 11, 2025 (as amended from time to time, the “Investment Agreement”), pursuant to which the Company is selling to the Investor, and the Investor is purchasing from the Company, an aggregate of 50,000 shares of Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share, of the Company (the “Series A Preferred Stock”), which is convertible into shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”);

WHEREAS, as a condition to the obligations of the Company and the Investor under the Investment Agreement, the Company and the Investor are entering into this Agreement for the purpose of granting certain registration and other rights to the Holders.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

AGREEMENT

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Act” or “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including its correlative meanings, “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“as converted basis” means with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Series A Preferred Stock (at the Conversion Rate in effect on such date as set forth in the Certificate of Designations) are assumed to be outstanding as of such date.

“Business Day” or “business day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by law to be closed.

“Certificate of Designations” means the Certificate of Designations setting forth the designations, powers (including voting powers), preferences and relative, participating, optional, special or other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock, dated as of the date hereof, and as may be amended from time to time pursuant to the terms thereof.

“Closing Date” has the meaning set forth in the Investment Agreement.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Commission” or “SEC” shall mean the Securities and Exchange Commission.

“Conversion Rate” has the meaning set forth in the Certificate of Designations.

“Covered Person” has the meaning set forth in Section 6(a).

“Deferral Period” has the meaning set forth in Section 4(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“FOAEC” means Finance of America Equity Capital LLC or any successor thereto.

“Free Writing Prospectus” means any free writing prospectuses under Rule 433 under the Securities Act.

“Holdback Period” means the period commencing on the date of an underwriters’ request (which shall be no earlier than three (3) Business Days prior to the expected “pricing” of the related underwritten offering) and continuing for not more than ninety (90) calendar days after such pricing, pursuant to which such underwritten offering shall be made, or such lesser period as is required by such underwriters (which shall also apply equally to all Holders and any other holders of the Company’s securities subject to the Holdback Period).

“Holder” has the meaning set forth in the preamble.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“Investor” has the meaning set forth in the Investment Agreement.

“Investment Agreement” has the meaning set forth in the recitals.

“Loss” has the meaning set forth in Section 6(a).

“Marketed Underwritten Offering” means an underwritten public offering of securities in a transaction registered with the Commission by means of a Registration Statement (other than pursuant to a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) where the contemplated plan of distribution includes a customary “road show” or other marketing effort by the Registrant and the underwriters. For the avoidance of doubt, any non-marketed underwritten offering in the form of a bought deal, block sale or direct sale to one or more financial institutions shall not be deemed to be a Marketed Underwritten Offering.

“Permitted Transferee” has the meaning set forth in Section 10(c).

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, any other form of entity or any group comprised of two or more of the foregoing.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registrable Securities” means, as of any date of determination, (i) any shares of Series A Preferred Stock issued pursuant to the Investment Agreement and any shares of Common Stock issued pursuant to the conversion of any shares of Series A Preferred Stock, (ii) any other class or classes of common equity or other securities of the Company into which such shares of Series A Preferred Stock or Common Stock have been converted, exchanged or exercised or are convertible, exchangeable or exercisable and (iii) any other securities issued or issuable with respect to any such shares of Common Stock or Series A Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or other exemption from registration under the Securities Act), (iii) in the case of any shares of Common Stock held by a Holder, all shares of Common Stock held by such Holder constitute less than 1% of all outstanding shares of Common Stock and may be sold pursuant to Rule 144 (or any similar provision then in effect) without limitation thereunder, including on volume or manner of sale, and without being subject to the current public reporting condition (provided that any such securities that cease to be Registrable Securities under this clause (iii) will again be deemed Registrable Securities if a subsequent decrease in trading volume results in the holder thereof not being able to sell such securities during such period without restriction as to volume or manner of sale pursuant to Rule 144), (iv) they shall have ceased to be outstanding or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” means any registration statement of the Company filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Series A Preferred Stock” has the meaning set forth in the recitals.

“Shelf Registration Period” has the meaning set forth in Section 3(b).

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company filed under the Securities Act on Form S-3, or if not then available to the Company, on Form S-1 or another appropriate form, pursuant to the provisions of Section 3, providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, some or all of the Registrable Securities pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Underwritten Offering” means an underwritten public offering of securities in a transaction registered with the Commission by means of a Registration Statement (other than pursuant to a Registration Statement filed by the Company on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), including in the form of a bought deal, block sale or direct sale to one or more financial institutions.

“Valid Business Reason” has the meaning set forth in Section 4(i).

2. Piggyback Registrations.

(a) Right to Include Registrable Securities. If the Company at any time proposes to conduct an Underwritten Offering with respect to any of its equity securities, whether for its own account or for the account of anyone else, the Company will, at each such time, give prompt written notice to all Holders of its intention to do so (which in no event shall be less than ten (10) days, or, in the case of any Underwritten Offering that is not a Marketed Underwritten Offering, three (3) Business Days, before the anticipated filing date of the registration statement in connection therewith or, as the case may be, the applicable “red herring” prospectus or prospectus supplement used in connection with such Underwritten Offering) and of such Holders’ rights under this Section 2; provided that unless the Holders are proposing to include equity securities of the same type proposed to be included in such Underwritten Offering (whether for the Company’s own account or for the account of anyone else) the Holders will not be eligible to participate in such offering to the extent the managing underwriter or underwriters of such Underwritten Offering inform the Company in writing that it is their good faith opinion that including equity securities of the type requested to be included by the Holders could adversely affect the success of such offering (including adversely affect the per-share offering price). The notice shall (a) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters in such offering and (b) offer to the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities as such Holders may request in writing. Upon the written request of any such Holder made within five (5) calendar days, or, in the case of any Underwritten Offering that is not a Marketed Underwritten Offering, two (2) Business Days, after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to include in such Underwritten Offering all Registrable Securities which the Company has been so requested to include by the Holders thereof, subject to Section 2(b) below; provided that (i) if, at any time after giving written notice of its intention to undertake a Underwritten Offering and prior to the pricing of such offering, the Company shall determine for any reason not to proceed with such offering, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to include any Registrable Securities in connection with such offering (but not from its obligation to pay the registration expenses pursuant to Section 5 hereof in connection therewith); and (ii) all Holders requesting to participate in such Underwritten Offering must (x) sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (and/or the selling stockholders that initiated such offering as applicable) including with respect to any applicable lock-up agreement with the underwriters and (y) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Holders shall have the right to withdraw from a piggyback registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such piggyback registration or, in the case of a piggyback registration pursuant to a shelf registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such piggyback registration used for marketing such transaction.

(b) Priority in Piggyback Registrations. If the managing underwriter or underwriters of a Underwritten Offering have informed the Company in writing that it is their good faith opinion that the total amount of securities that are intended to be included in such offering is such as to adversely affect the success of such offering (including adversely affect the per-share offering price), then the amount of securities to be offered shall be reduced to the amount recommended by such managing underwriter or underwriters in its or their good faith opinion, which will be allocated in the following order of priority: (i) first, the securities to be proposed to be sold by the Company for its own account (if initiated by the Company) or the account of the selling stockholders that initiated such Underwritten Offering, as applicable, (ii) second, the Registrable Securities of the Holders and any other holders of Common Stock that are entitled to participate in such Underwritten Offering as a result of registration rights that are pari passu with the rights of the Holders under this Agreement, pro rata among such Holders and holders on the basis of their relative beneficial ownership of the Company’s Common Stock (on an as converted basis).

3. Shelf Registration Statement.

(a) The Company shall file with the Commission a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission, by no later than the 60th day after the Closing Date and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as possible thereafter (and in no event later than the 120th day after the Closing Date).

(b) The Company shall, subject to Section 4(i) below, use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, or by filing a new Shelf Registration Statement, if necessary, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective or is declared effective by the Commission, as the case may be, until such time as all Registrable Securities that could be sold in such Shelf Registration Statement have been sold or are no longer outstanding.

4. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement, any take-downs thereunder and any Registration Statement in connection with which a Holder exercises its piggyback rights pursuant to Section 2 hereof.

(a) The Company shall:

(i) furnish to the Holders, not less than five (5) Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement or Registration Statement, as applicable, and each amendment thereto and each amendment or supplement, if any, to the Prospectus and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as any Holder reasonably proposes at least one (1) Business Day prior to the filing of such Shelf Registration Statement or Registration Statement, as applicable, or any amendment or supplement thereto with the Commission and shall take into reasonable consideration any other comments proposed thereafter;

(ii) include information in the Shelf Registration Statement regarding the Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company as necessary to permit such distribution by the methods specified therein;

(iii) prepare and file with the Commission the Shelf Registration Statement, such amendments and supplements to such Shelf Registration Statement or Registration Statement, as applicable, and the Prospectus used in connection therewith or any additional Shelf Registration Statements and Prospectuses used in connection therewith as may be necessary to keep such registration statement effective for so long as any Registrable Securities remain outstanding, as may be required by law or as may be reasonably requested by any Holder, including to increase the number of Registrable Securities registered therein, to add Holders not listed therein or to amend any other information included therein, as promptly as practicable; and

(iv) prepare, file and cooperate all required filings with FINRA.

(b) The Company shall ensure that:

(i) the Shelf Registration Statement, any such Registration Statement and any amendments thereto, and any Prospectus and any amendment or supplement thereto, comply in all material respects with the Act; and

(ii) the Shelf Registration Statement, any such Registration Statement and any amendments thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company shall advise the Holders and confirm such advice in writing, if requested (which notice pursuant to clauses (iii)-(vi) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension, if applicable):

(i) when the Shelf Registration Statement or Registration Statement, as applicable, and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement, such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such Shelf Registration Statement, Registration Statement or Prospectus or any amendment or supplement thereto or of any request by the Commission for any post-effective amendment or supplement to the Shelf Registration Statement, Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any such Registration Statement or the initiation or threatening of any proceeding for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Common Stock, Preferred Stock or any other equity securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires any change in the Shelf Registration Statement, any such Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d) Subject to Section 4(i) below, the Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or any such Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(e) Upon request, the Company shall furnish, in electronic or physical form, as requested, to each Holder, without charge, as many copies of the Shelf Registration Statement, the Registration Statement, and any amendment or supplement thereto (including post-effective amendments), including all material incorporated therein by reference, as may be reasonably requested, and, if a Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f) During the Shelf Registration Period and any period during which such a Registration Statement may be effective, the Company shall promptly deliver to each Holder, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement or such Registration Statement, as applicable, and any amendment or supplement thereto as any such person may reasonably request. Subject to the restrictions set forth in this Agreement, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement or any other Registration Statement, the Company shall arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated by this Agreement to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits in any jurisdiction where it is not then so subject.

(h) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 4(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or such other Registration Statement, as applicable, or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to subsequent purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Upon the occurrence or existence of any bona fide pending business or financing transaction (“Valid Business Reason”) or any other material event that would require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company, that in the reasonable and good faith judgment of the Board of Directors of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Holder agrees: (i) not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus provided for in Section 4(h) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus; and (ii) to hold such notice strictly confidential. The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”). The Deferral Period will end upon the earlier to occur of, (i) in the case of a Valid Business Reason, a date that is five Business Days after such Valid Business Reason no longer exists, but in no event later than 60 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed or no longer needs to be disclosed. Notwithstanding the foregoing, the Company shall not be permitted to suspend or withdraw a registration statement more than once during any twelve (12)-month period or for a period exceeding 60 days on any one occasion. The Company will promptly notify the Holders in writing that such Deferral Period has ended, and in no event, later than one (1) day thereafter.

(j) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of the 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(k) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within ten (10) Business Days after receiving such request.

(l) The Company shall (a) to the extent any Registrable Securities are of the same type (i.e., class and series) of other securities of the Company that are then listed on a national securities exchange, cause all such Registrable Securities to be so listed; and (b) provide a transfer agent and registrar for the Registrable Securities and a CUSIP number for all Registrable Securities, in each case no later than the Closing Date.

(m) If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will, with such Holder and its transfer agent, use commercially reasonable efforts to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a Shelf Registration Statement covering such distributed Registrable Securities.

(n) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Common Stock covered by the Shelf Registration Statement and to effect and facilitate shelf takedowns thereunder to the extent requested by any Holder.

5. Registration Expenses. Other than as set forth in Section 9 below, the Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and the Holders of shares of Common Stock shall bear all expenses incurred by them in connection with any sale of shares of Common Stock pursuant to Sections 2 and 3 hereof.

6. Indemnification and Contribution.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 6(a)) will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss, provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person related to such Covered Person or its Affiliates (other than the Company or any of its subsidiaries, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Company by such Covered Person with respect to such Covered Person expressly for inclusion therein. It is agreed that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld), provided that notwithstanding the foregoing, the indemnity agreement contained in this Section 6(a) shall apply to amounts paid in settlement of any Loss or action even if such settlement is effected without the consent of the Company if the Company does not timely reply to a request for its consent.

(b) Indemnification by Holder. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the participating Holder of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders, the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will (without limitation of the portions of this Section 6(b)) reimburse the Company, such directors, officers and controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder expressly for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder shall be individual, not joint and several, for each Holder and shall be limited to the aggregate gross proceeds (net of any underwriting commissions and discounts, but before deducting other expenses) received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement, Prospectus, offering circular or other document containing such untrue statement (or alleged untrue statement) or omission (or alleged omission) (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities).

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnification hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably delayed or withheld). Without the prior written consent of the Indemnified Party, the Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified

Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the net proceeds to such Holder from the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No selling Holder shall be liable for contribution under this Section 6(d), except under such circumstances as such selling Holder would have been liable for indemnification under this Section 6 if such indemnification were enforceable under applicable law.

(e) Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 6 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f) Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g) Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

7. Underwritten Registrations. Except as contemplated by Section 2(a), in no event will the method of distribution of Registrable Securities take the form of an underwritten offering unless otherwise agreed to by the Company and the Holders.

8. Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company shall file the reports required to be filed by it under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports with the Commission, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements, including whether the current public information requirement under Rule 144 has been satisfied.

9. Selection of Counsel. In connection with any registration or sale of Registrable Securities pursuant to Sections 2 or 3 hereof, if any Holder is participating in such registration pursuant to Sections 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent such Holders covered by such registration, with the reasonable and documented cost of such counsel to be borne by the Company.

10. Miscellaneous.

(a) Holdback Agreement. The restrictions in this Section 10(a) shall apply only for as long as any Holder is beneficial owner of any Registrable Securities. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any Underwritten Offering of the Company’s securities with respect to which the Company has complied with its obligations under Section 2 hereof, as applicable (whether or not such Holder is participating in such offering), upon the request of the underwriters managing any such underwritten offering, such Holder shall enter into an agreement with such underwriters reasonably requested by such underwriters not to effect (other than pursuant to such offering) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, in each case without the prior written consent of such underwriters and subject to customary exceptions, during the Holdback Period; provided that the foregoing shall not apply to the Holders unless the executive officers, directors and managers (as applicable) of the Company and FOAEC, the holders of securities holding 5% or more of the then outstanding shares of Common Stock of the Company on a fully exchanged and as converted basis and holders of any of the securities participating in such offering, are subject to the same Holdback Period and enter into lockup agreements that are no less restrictive than the terms applicable to the Holders hereunder. Notwithstanding the foregoing, any waiver or termination of this holdback provision by such underwriters with respect to any of the Holders or any other holders subject to similar holdback restrictions shall apply to the other Holders as well, pro rata based upon the number of shares subject to such obligations. For the avoidance of doubt, this Section 10(a) shall not apply to any shares of Common Stock or Preferred Stock included in the Underwritten Offering giving rise to the applications of this Section 10(a). Notwithstanding the foregoing, (i) Holders shall not be subject to such Holdback Period unless such Holders had the right to participate in the offering pursuant to Section 2(a) (provided, for the avoidance of doubt, that if Holders are unable to participate in an Underwritten Offering as a result of the application of the “cutback” provisions pursuant to Section 2(b), they shall be deemed not to have had the right to participate in the offering) and (ii) a Holder shall not be subject to such Holdback Period so long as it respectively holds, together with its Affiliates, less than 5% of the then outstanding shares of Common Stock of the Company (on a fully exchanged and as converted basis assuming all outstanding Common Units of FOAEC were exchanged for shares of Common Stock on a one-for-one basis).

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of each of the Company and the Holders of a majority of the Registrable Securities; provided, however, that any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would subject a Holder to materially adverse and differential treatment relative to the other Holders shall require the agreement of the differentially treated Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

(c) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The provisions of this Agreement which are for the benefit of the parties hereto other than the Company may be transferred or assigned to any Person in connection with a Transfer (as defined in the Investment Agreement) of Series A Preferred Stock or Common Stock issued upon conversion of the Series A Preferred Stock to such Person in a Transfer permitted by the Investment Agreement (any such transferee or assignee, a “Permitted Transferee”); provided, however, that (i) prior written notice of such assignment of rights is given to the Company and (ii) such Permitted Transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in form and substance reasonably acceptable to the Company. Except as provided in Section 6 with respect to an Indemnified Party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, or in respect of this Agreement or any provision herein contained.

(d) Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by nationally recognized overnight air courier, one (1) Business Day after mailing; (c) if sent by e-mail transmission, with a copy sent on the same day in the manner provided in the foregoing clause (a) or (b), when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided, that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement:

If to the Company, to:

Finance of America Companies Inc.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

Attention: Graham Fleming

Email: [****]

with a copy (which shall not constitute notice) to:

Finance of America Companies Inc.

5830 Granite Parkway, Suite 400

Plano, Texas 75024

Attention: General Counsel

Email: [****]

and

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Attention: William R. Golden

Email: wgolden@stblaw.com

If to a Holder, to:

Blue Owl Alternative Credit Alameda LP & ACM ASOF IX Master HoldCo 2 LLC

c/o Blue Owl Alternative Credit Advisors LLC

399 Park Avenue

Floor 37

New York, NY 10002

Attention: Legal Department

Email: [****]

(or at such other addresses as shall be specified by notice given in accordance with this Section 10(d)) with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

51 W. 52nd St.

New York, NY 10019

Attention: B. J. Rosen; David Ruff; Marsha Mogilevich

Email: bjrosen@orrick.com; druff@orrick.com;

mmogilevich@orrick.com

(e) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

(f) Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law.

(g) Counterparts and Electronic Signature. This Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement. Any party shall be entitled to sign and transmit electronic signatures to this Agreement (whether by facsimile, .pdf, or electronic mail transmission), and any such signature shall be binding on the party whose name is contained therein.

(h) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

(i) Specific Performance. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(j) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

(k) Termination. The provisions of this Agreement (other than Sections 5 and 6) shall terminate upon the earliest to occur of (i) with respect to any Holder, upon written notice to the Company of such Holder’s election to opt-out of its rights under this Agreement (the “Registration Rights Opt-Out”) (until such time as such Holder rescinds in writing its Registration Rights Opt-Out), (ii) its termination by the written agreement of all parties hereto or their respective successors in interest, (iii) the date on which all shares of Common Stock and Series A Preferred Stock have ceased to be Registrable Securities, and (iv) the dissolution, liquidation or winding up of the Company. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

(l) No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that conflicts with the registration rights granted to the Holders herein.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

COMPANY

FINANCE OF AMERICA COMPANIES INC.

By:	/s/ Graham Fleming
Name:	Graham Fleming
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER

For and on behalf of:
ACM ASOF IX Master HoldCo 2 LLC

By: BLUE OWL ALTERNATIVE CREDIT ADVISORS LLC, its Investment Manager

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

HOLDER

For and on behalf of:
Blue Owl Alternative Credit Alameda LP

By: BLUE OWL ALTERNATIVE CREDIT ADVISORS LLC, its Investment Manager

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]